ANNUAL REPORT
                                TO SHAREHOLDERS

                                    VONTOBEL
                                U.S. VALUE FUND

                                  A SERIES of
                              Vontobel Funds, Inc.
                         a "Series" Investment Company

                               FOR THE YEAR ENDED
                               DECEMBER 31, 1996

                 VONTOBEL U.S. VALUE FUND - ANNUAL REPORT 1997

Dear Shareholder:

At December 31, the fund's closing Net Asset Value stood at $13.78 and net assets totaled $69,551,657, vs. $54,939,906 at the end of 1995. On December 10 the fund paid a per share distribution of $1.41 in income and $0.88 in long-term capital gains to shareholders of record on December 9.

For the second consecutive year, holders of U.S. stocks in 1996 experienced total returns well above the historical trendline. Perhaps the most notable aspect of the market's move over the past twelve months was the heady outperformance of large-cap stocks. The Dow Jones Industrial Average, comprised of 30 of America's largest, most well-known companies, led the pack in 1996, providing a total return of 28.7% for the year, well ahead of the broader Standard & Poor's 500's 23.0% total return, and almost double the return on the Russell 2000, an index representing relatively small companies. Much of the gain in U.S. equities came in the powerful post-election rally, which accounted for the bulk of the fourth-quarter gains of 10.2% and 8.3%, respectively, in the DJIA and S&P 500. The Vontobel U.S. Value Fund trailed the broader large-cap averages, providing investors with total returns of 7.8% in the final quarter of the year and 21.3% over the 12-month span.

While not necessarily pleased about trailing the S&P 500 benchmark, we were not surprised, either. Strict adherence to an investment style that dictates the sale of securities held as they approach established price targets prompted us to reduce the fund's holdings in many companies during the year. Gillette, for example, represented 4.4% of total assets at the start of 1996. This great company met everyone's expectations over the course of the year, and entered into an agreement to purchase Duracell in the fourth quarter, further capturing investors' imaginations. We sold the last of the fund's Gillette shares shortly after the acquisition was announced. Coca-Cola shares represented 8.6% of total fund assets at January 1st. By mid-May, and into a strong advance, we sold the last of those shares, although we subsequently repurchased the stock in December. Because we experienced difficulty in identifying compelling new investments in 1996, the fund carried a large cash position throughout much of the year, which penalized performance to the extent that cash underperformed stocks in 1996.

We claim no skill in calling the direction of either the economy or the markets. We note, though, that the past few years' combination of relatively low interest rates and soaring corporate profitability in a gradually expanding national economy has been a remarkably rewarding environment for U.S. stockholders, who have responded by pouring new money into stocks. The consensus seems to call for more of the same in 1997. While we can't point to any one factor that will necessarily go wrong, we could point to many factors that might go wrong.

Inflation could emerge now that everyone believes it has been vanquished. Profits could disappoint, possibly due to fierce competitive pressures or a drop-off in spending by heavily indebted consumers. Perhaps Alan Greenspan, concerned about "irrational exuberance" in the stock market, will tighten credit.

In examining and rejecting many individual companies for possible investment, it's not so much that we don't like the companies, but that we feel their stock prices do not offer the safety of principal and promise of a satisfactory return that we seek. Investors in the Vontobel U.S. Value Fund should be aware that we intend to stick our investment discipline. Until we find compelling investment ideas on our terms, we'll hold cash, possibly resulting in underperformance in an "ebullient" market. On the plus side, we'll be well prepared to buy when the market presents us with opportunity.

Ed Walczak
President
January 31, 1997

                               [GRAPH GOES HERE]


                          US VALUE       S&P 500

03/30/90                 $10,000.00     $10,000.00
12/31/90                 $ 9,010.85     $ 9,714.00
12/31/91                 $12,370.63     $12,270.00
12/31/92                 $14,343.49     $12,817.00
12/31/93                 $15,205.24     $13,722.00
12/31/94                 $15,215.10     $13,510.78
12/31/95                 $21,355.82     $18,588.13
12/31/96                 $25,900.56     $22,857.66

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1996

  NUMBER                                                                                        MARKET
OF SHARES    SECURITY                                                                           VALUE
----------   --------                                                                        ------------
             COMMON STOCK: 65.61%
             BANKING: 6.93%
    51,146   California Center Bank                                                          $    792,763
    24,832   Hanmi Bank*                                                                          297,984
                                                                                             ------------
    13,800   Wells Frago & Co.                                                                  3,722,550
                                                                                             ------------
                                                                                                4,813,297
                                                                                             ------------
             BEVERAGE: 2.20%
    29,000   Coca Cola                                                                          1,526,125
                                                                                             ------------
             CREDIT AND FINANCE: 2.55%
    31,360   American Express                                                                   1,771,840
                                                                                             ------------
             FOOD-PROCESSING: 4.08%
    50,500   Wrigley Co.                                                                        2,840,625
                                                                                             ------------
             INDUSTRIAL: 1.10%
    16,000   Cleveland Cliffs                                                                     726,000
     2,000   New Holland                                                                           41,750
                                                                                             ------------
                                                                                                  767,750
                                                                                             ------------
             INSURANCE-DIVERSIFIED: 14.36%
    38,000   American International Group                                                       4,113,500
    68,700   Horace Mann Educators Corp.                                                        2,773,763
   115,450   Old Republic International Corp.                                                   3,102,719
                                                                                             ------------
                                                                                                9,989,982
                                                                                             ------------
             INSURANCE-PROPERTY/CASUALITY: 14.01%
    96,700   Chubb Corp.                                                                        5,197,625
    49,000   Cincinnati Financial                                                               3,178,875
    22,425   Orion Capital                                                                      1,370,728
                                                                                             ------------
                                                                                                9,747,228
                                                                                             ------------

  NUMBER                                                                                        MARKET
OF SHARES    SECURITY                                                                           VALUE
----------   --------                                                                        ------------
             INSURANCE-LIFE: 3.05%
    10,400   Reliastar Financial Corp.                                                            600,600
    16,700   Torchmark                                                                            843,350
     9,400   UNUM Corp.                                                                           679,150
                                                                                             ------------
                                                                                                2,123,100
                                                                                             ------------
             OTHER FINANCIAL: 2.90%
    23,924   Federal National Mtg.                                                                891,169
    10,200   Federal Home Loan Mtg.                                                             1,123,275
                                                                                             ------------
                                                                                                2,014,444
                                                                                             ------------
             PUBLISHING AND BROADCAST: 10.57%
    59,224   Walt Disney Co.                                                                    4,123,471
    43,100   Gannett Co.                                                                        3,227,112
                                                                                             ------------
                                                                                                7,350,583
                                                                                             ------------
             RESTAURANTS: 3.86%
    59,400   McDonald's Corp.                                                                   2,687,850
                                                                                             ------------
             TOTAL COMMON STOCKS:
             (Cost: $39,093,581)                                                               45,632,824
                                                                                             ------------

PRINCIPAL
  AMOUNT
----------

             U.S. GOVT. SECURITIES: 27.07%
$4,000,000   U.S. Treasury Bill maturity date 01/16/97; 4.6722%                                 3,992,800
 4,000,000   U.S. Treasury Bill maturity date 01/23/97; 4.6764%                                 3,989,200
 4,000,000   U.S. Treasury Bill maturity date 01/30/97; 4.6806%                                 3,985,600
 3,500,000   U.S. Treasury Note maturity date 05/01/97; 5.159%                                  3,441,690
 3,500,000   U.S. Treasury Note maturity date 06/12/97; 5.2536%                                 3,421,110
                                                                                             ------------
             TOTAL U.S. GOVERNMENT SECURITIES:
             (Cost: $18,829,195)                                                               18,830,400
                                                                                             ------------
             TOTAL INVESTMENTS:
             (Cost: $57,922,776)*                                          92.68%              64,463,224
             Other assets, net                                              7.32%               5,088,433
                                                                         --------            ------------
                                                                                             ------------
             NET ASSETS                                                   100.00%            $ 69,551,657
                                                                         --------            ------------
                                                                         --------            ------------

* Cost for Federal income tax purpose is $57,922,776 and net unrealized appreciation consists of:

             Gross unrealized appreciation                                                   $  6,582,424
             Gross unrealized depreciation                                                        (41,975)
                                                                                             ------------
             Net unrealized appreciation                                                     $  6,540,449
                                                                                             ------------
                                                                                             ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996


_____________________________________________________________________________________________________

ASSETS
   Investments at value (Identified cost of $57,922,776)
      (Notes 1 & 3)                                                                      $64,463,224
Cash                                                                                       4,138,782
   Receivables:
      Dividend and interest                                                 84,777
      Capital stock sold                                                   421,134
      Securities sold                                                      410,330           916,241
                                                                       -----------
      Deferred organization costs                                                             54,594
      Prepaid expenses                                                                        10,661
      Other assets                                                                            23,275
                                                                                      -----------------
         TOTAL ASSETS                                                                     69,606,777
                                                                                      -----------------
LIABILITIES
   Investment management fees payable                                       55,120
                                                                       -----------
                                                                                              55,120
                                                                                      -----------------
         TOTAL LIABILITIES
NET ASSETS                                                                               $69,551,657
                                                                                      -----------------
                                                                                      -----------------
NET ASSET VALUE OFFERING
AND REDEMPTION PRICE PER SHARE
($69,551,657/5,046,792 shares outstanding)                                               $     13.78
                                                                                      -----------------
                                                                                      -----------------
At December 31, 1996 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                     $53,313,618
   Undistributed net realized gain on investments                        9,697,591
   Net unrealized appreciation of investments                            6,540,448
                                                                       -----------
   Net Assets                                                          $69,551,657
                                                                       -----------
                                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 1996


______________________________________________________________________________________________________

INVESTMENT INCOME
   Income:
      Interest                                                              $537,493
      Dividend                                                               763,105
                                                                            --------
      Total income                                                                         $ 1,300,598
Expenses:
   Investment management fees (Note 2)                                       620,780
   Transfer agent fees (Note 2)                                               75,835
   Recordkeeping and administrative services (Note 2)                        126,056
   Legal and audit fees                                                       15,586
   Filing fees and registration (Note 2)                                      13,481
   Shareholder servicing and reports (Note 2)                                 33,483
   Custodian fees (Note 3)                                                    33,231
   Amortization of organization cost                                          25,765
   Other                                                                      15,733
                                                                            --------
                                                                                               959,950
   Custodian fee waiver                                                                        (33,231)
   Management fee waiver                                                                       (22,437)
                                                                                           -----------
   Total expenses                                                                              904,282
                                                                                           -----------
   Net investment income                                                                       396,316
                                                                                           -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
   Net realized gain on investments                                                         11,188,744
   Net change in unrealized appreciation on investments                                        158,072
                                                                                           -----------
   Net gain on investments                                                                  11,346,816
                                                                                           -----------
   Net increase in net assets resulting from operations                                    $11,743,132
                                                                                           -----------
                                                                                           -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS


__________________________________________________________________________________________________________

                                                                              YEAR ENDED       YEAR ENDED
                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                 1996             1995
                                                                             ------------     ------------
OPERATIONS
   Net investment income                                                     $    396,316     $    146,804
   Net realized gain on investments                                            11,188,744        5,377,553
   Change in unrealized appreciation (depreciation) of investments                158,072        7,554,055
                                                                             ------------     ------------
   Net increase in net assets resulting from operations                        11,743,132       13,078,412
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income ($.19 and $.04 per share)                               (468,857)         (74,261)
   Net realized gain from investment transaction ($2.10 and $1.15
      per share)                                                               (5,158,503)      (2,060,752)
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share transactions*        8,332,548       14,307,777
                                                                             ------------     ------------
   Net increase in net assets                                                  14,448,320       25,251,176
   Net assets at beginning of period                                           55,103,337       29,852,161
                                                                             ------------     ------------
NET ASSETS at the end of the period (including undistributed net investment
   income of $0 and $72,541, respectively)                                   $ 69,551,657     $ 55,103,337
                                                                             ------------     ------------
                                                                             ------------     ------------

*A summary of capital share transactions follows:

                                                            YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------
                                                       1996                         1995
                                             ------------------------     -------------------------
                                               SHARES        VALUE          SHARES        VALUE
                                             ----------   -----------     ----------   ------------
Shares sold                                   5,091,561   $70,799,337      3,591,066   $ 46,834,241
Shares reinvested from dividend                 397,818     5,485,919        149,147      1,974,662
Shares redeemed                              (4,602,188)  (67,952,708)    (2,489,941)   (34,501,126)
                                             ----------   -----------     ----------   ------------
Net increase                                    887,191   $ 8,332,548      1,250,272   $ 14,307,777
                                             ----------   -----------     ----------   ------------
                                             ----------   -----------     ----------   ------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period


____________________________________________________________________________________________________

                                                             YEARS ENDED DECEMBER 31,
                                              ------------------------------------------------------
                                               1996        1995        1994        1993        1992
                                              -------     -------     -------     -------     ------
Per Share Operating Performance
Net asset value, beginning of period          $ 13.25     $ 10.26     $ 12.64     $ 12.00     $11.36
                                              -------     -------     -------     -------     ------
Income from investment operations-
  Net investment income                          0.17        0.05        0.09        0.16       0.10
  Net realized and unrealized
     gain (loss) on investments                  2.65        4.09       (0.08)       0.56       1.70
                                              -------     -------     -------     -------     ------
     Total from investment operations            2.82        4.14        0.01        0.72       1.80
                                              -------     -------     -------     -------     ------
Less distributions-
  Distributions from net investment income      (0.19)      (0.04)      (0.23)      (0.02)     (0.10)
  Distributions from realized gains on
     investments                                (2.10)      (1.11)      (2.16)      (0.06)     (1.06)
                                              -------     -------     -------     -------     ------
Total distributions                             (2.29)      (1.15)      (2.39)      (0.08)     (1.16)
                                              -------     -------     -------     -------     ------
Net asset value, end of period                $ 13.78     $ 13.25     $ 10.26     $ 12.64     $12.00
                                              -------     -------     -------     -------     ------
                                              -------     -------     -------     -------     ------
Total Return                                   21.28%      40.36%       0.02%       6.00%      6.30%
                                              -------     -------     -------     -------     ------
                                              -------     -------     -------     -------     ------
Ratios/Supplemental Data
Net assets, end of period (000)               $69,552     $55,103     $29,852     $34,720    $31,335
Ratio to average net assets-(A)
  Expenses (B)                                  1.48%       1.65%       1.62%       1.82%      1.96%
  Expenses-net (C)                              1.43%       1.50%       1.62%       1.82%      1.96%
Net investment income                           0.63%       0.38%       0.76%       1.23%      0.76%
Portfolio turnover rate                       108.36%      95.93%      98.90%     137.32%     99.66%
Average brokerage commissions per share       $0.0883          --          --          --         --

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .04% in 1996, 0.06% in 1995 and 0.09% in 1990.
(B) Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits, prior to 1995 custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 1996
________________________________________________________________________________

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- Vontobel U.S. Value Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in March 30, 1990, as a series of VFI which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. the following is a summary of significant accounting policies consistently followed by the fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the fund is to achieve long-term capital returns in excess of the broad market by investing in a continuously managed portfolio of U.S. equity securities.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the nasdaq national market system are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS AND DIVIDENDS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. DEFERRED ORGANIZATIONAL EXPENSES. All of the expenses of VFI incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of VFI. The organization expenses allocable to Vontobel U.S. Value Fund are being amortized over a period of fifty-seven (57) months. Reorganization costs assumed in the acquisition of Centurion Growth Fund (see Note 5) amounted to $90,899 and will be amortized over a period of five (5) years.

E. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS -- Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc. ("VUSA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the fund to the extent of its advisory fee to limit the fund's aggregate annual operating expenses (excluding taxes, brokerage commissions, amortization of organization expenses), to the lowest applicable percentage limitation prescribed by any state in which the fund's shares are qualified for sale. VUSA has agreed to reduce its management fee by $22,500 per year for four years commencing January 1, 1995.

As provided in the administrative agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $147,596 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $30,000.

Fund Services, Inc. ("FSI") is the fund's transfer and dividend disbursing agent. FSI received $75,835 for its services for the year ended December 31, 1996.

Certain officers and/or directors of the fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities other than short-term notes aggregated $89,866,849 and $84,570,050 respectively. The Custodian has provided credits in the amount of $33,231 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

NOTE 5-ACQUISITION OF CENTURION GROWTH FUND -- On December 27, 1994, Vontobel U.S. Value Fund acquired all of the assets and liabilities of Centurion Growth Fund. The acquisition was accomplished by the tax-free exchange of 730,811 shares (valued at $7,490,812) of Vontobel U.S. Value Fund for 902,983 shares of Centurion Growth Fund. The manager has agreed to limit expenses for the Vontobel U.S. Value Fund to 1.5% for the period of December 27, 1994 through December 31, 1996. The net assets of the acquired Fund as of December 27, 1994 consisted of paid in capital of $7,490,812.

The net assets of Vontobel U.S. Value Fund immediately after the acquisition amounted to $33,546,177.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To The Shareholders and Board Of Directors of
Vontobel Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Value Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 17, 1997

INVESTMENT ADVISOR:
 Vontobel USA Inc.
     450 Park Avenue
     New York, New York 10022

DISTRIBUTOR:
 First Dominion Capital Corp.
     1500 Forest Avenue
     Suite 223
     Richmond, Virginia 23229

INDEPENDENT AUDITORS:
 Tait, Weller and Baker
     Two Penn Center, Suite 700
     Philadelphia, Pennsylvania 19102-1707

TRANSFER AGENT:
For account information, wire purchase or redemptions, call or write to Vontobel's Transfer Agent:

 Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

MORE INFORMATION:
   For 24 hour, 7 days a week price information, and for information on any series of Vontobel Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9500 Toll Free

NASDAQ SYMBOL: VUSVX